     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 1996


                                                       REGISTRATION NO. 333-7299

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                             ARGOSY GAMING COMPANY
             (Exact name of Registrant as specified in its charter)

          DELAWARE                                                                                   37-1304247
(State or other jurisdiction                                                                      (I.R.S. Employer
             of                                                                                Identification Number)
      incorporation or
       organization)
                                              AND ITS GUARANTOR SUBSIDIARIES
          ILLINOIS                                 ALTON GAMING COMPANY                              37-1261292
         LOUISIANA                               ARGOSY OF LOUISIANA, INC.                           72-1265121
         LOUISIANA                        CATFISH QUEEN PARTNERSHIP IN COMMENDAM                     72-1274791
          INDIANA                               THE INDIANA GAMING COMPANY                           37-1314871
            IOWA                                    IOWA GAMING COMPANY                              37-1329487
         LOUISIANA                                JAZZ ENTERPRISES, INC.                             72-1214771
          MISSOURI                              THE MISSOURI GAMING COMPANY                          37-1311505
          MISSOURI                             THE ST. LOUIS GAMING COMPANY                          37-1314873
(State of other jurisdiction      (Exact name of Registrant as specified in its charter)          (I.R.S. Employer
             of                                                                                Identification Number)
      incorporation or
       organization)

                           --------------------------

                                      7999
            (Primary Standard Industrial Classification Code Number)
                           --------------------------

                                219 PIASA STREET
                             ALTON, ILLINOIS 62002
                                 (618) 474-7500
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 J. THOMAS LONG
                            CHIEF EXECUTIVE OFFICER
                             ARGOSY GAMING COMPANY
                                219 PIASA STREET
                             ALTON, ILLINOIS 62002
                                 (618) 474-7500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           --------------------------

                                    COPY TO:
                             R. Cabell Morris, Jr.
                                Winston & Strawn
                              35 West Wacker Drive
                            Chicago, Illinois 60601
                                 (312) 558-5600
                           --------------------------


    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

EXPLANATORY NOTE



    This Amendment No. 1 to Form S-4 is being filed solely to add the signatures of the Guarantor Subsidiaries listed on the cover hereof as well as the requisite officers and directors thereof. Such signatures are contained on pages II-7 through II-14 hereof. The Registrants are not updating or modifying any other information in the Registration Statement at this time.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the Delaware General Corporation Law ("Delaware GCU") empowers a corporation, subject to certain limitations, to indemnify its directors and officers against expenses (including attorneys' fees, judgments, fines and certain settlements) actually and reasonably incurred by them in connection with any suit or proceeding to which they are a party so long as they acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to a criminal action or proceeding, so long as they had no reasonable cause to believe their conduct to have been unlawful. The Registrant's Certificate of Incorporation and By-laws provide that the Registrant shall indemnify its directors and such of its officers, employees and agents as the Board of Directors may determine from time to time, to the fullest extent permitted by Section 145 of the Delaware GCL.

    Section 102 of the Delaware GCL permits a Delaware corporation to include in its certificate of incorporation a provision eliminating or limiting a director's liability to a corporation or its stockholders for monetary damages for breaches of fiduciary duty. The enabling statute provides, however, that liability for breaches of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, or knowing violation of the law, and the unlawful purchase or redemption of stock or payment of unlawful dividends or the receipt of improper personal benefits cannot be eliminated or limited in this manner. The Registrant's Certificate of Incorporation and By-Laws include a provision which eliminates, to the fullest extent permitted, director liability for monetary damages for breaches of fiduciary duty.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a)Exhibits:


  EXHIBIT
  NUMBER                                                 DESCRIPTION
- -----------  ---------------------------------------------------------------------------------------------------
      3.1    Amended and Restated Certificate of Incorporation of the Company (previously filed with the
              Securities and Exchange Commission ("SEC") as an Exhibit to the Company's Registration Statement
              on Form S-1 (File No. 33-55878) and incorporated herein by reference).
      3.2    Amended and Restated By-laws of the Company (previously filed with the SEC as an Exhibit to the
              Company's Registration Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
      4.1 *  Form of the Company's 13 1/4% First Mortgage Notes due 2004 issued on June 5, 1996 in the aggregate principal amount of $235,000,000.
      4.2 *  Form of Guarantee issued on June 5, 1996 by Alton Gaming Company, Argosy of Louisiana, Inc.,
              Catfish Queen Partnership in Commendam, The Indiana Gaming Company, Iowa Gaming Company, Jazz
              Enterprises, Inc., The Missouri Gaming Company and The St. Louis Gaming Company.
      4.3 *  Indenture dated as of June 5, 1996 by and among the Company, First National Bank of Commerce, as
              Trustee, and the Guarantors named therein, for the Company's $235,000,000 of 13 1/4% First
              Mortgage Notes due 2004.
      4.4 *  Registration Rights Agreement dated as of June 5, 1996 by and among the Company, the Guarantors named therein and the Initial Purchasers named therein.
      4.5 *  Cash Collateral and Disbursement Agreement dated June 5, 1996 by and among the Company, First
              National Bank of Commerce, as Trustee, and LaSalle National Trust, N.A., as disbursement agent.
      4.6 *  Form of Security Agreement dated as of June 5, 1996 by and between First National Bank of Commerce, as Trustee, and the Company, as Grantor.

  EXHIBIT
  NUMBER                                                 DESCRIPTION
- -----------  ---------------------------------------------------------------------------------------------------
      4.7 *  Form of Subsidiary Security Agreements dated as of June 5, 1996 by and between First National Bank of Commerce, as Trustee, and each of Alton Gaming Company, Argosy of Louisiana, Inc., Catfish
              Queen Partnership in Commendam, The Indiana Gaming Company, Iowa Gaming Company, Jazz Enterprises,
              Inc., The Missouri Gaming Company and The St. Louis Gaming Company, each as a Grantor.
      4.8 *  Form of Pledge Agreement dated as of June 5, 1996 by and between First National Bank of Commerce, as Trustee, and the Company, as Pledgor.
      4.9 *  Form of Subsidiary Pledge Agreements dated as of June 5, 1996 by and between First National Bank of
              Commerce, as Trustee, and each of Alton Gaming Company, Argosy of Louisiana, Inc., Catfish Queen
              Partnership in Commendam, The Indiana Gaming Company, Iowa Gaming Company, Jazz Enterprises, Inc.,
              The Missouri Gaming Company and The St. Louis Gaming Company, each as a Pledgor.
      4.10*  Form of First Preferred Ship Mortgages dated as of June 5, 1996 executed in favor of First National
              Bank of Commerce, as Trustee, by each of Alton Gaming Company (relating to Argosy I, Alton Belle
              Casino II and Alton Landing), Catfish Queen Partnership in Commendam (relating to Argosy III), The
              Missouri Gaming Company (relating to Argosy IV), Iowa Gaming Company (relating to Argosy V) and the Company (relating to Spirit of America).
      4.11*  Form of Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of June 5,
              1996 by and among the Company, First National Bank of Commerce, as Trustee, and Chicago Title
              Insurance Company.
      4.12*  Form of Mortgage of Jazz Enterprises, Inc., and Catfish Queen Partnership in Commendam to Secure
              Present and Future Indebtedness, Assignment of Leases and Rents and Security Agreement dated as of
              June 5, 1996 execute in favor of First National Bank of Commerce, as Trustee.
      4.13   Specimen Common Stock Certificate (previously filed with the SEC as an Exhibit to the Company's
              Registration Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
      4.14   Indenture dated as of June 6, 1994 between the Company and Bank One, Springfield, as trustee, for the Company's $115,000,000 12% Convertible Subordinated Notes due 2001 (previously filed with the
              SEC as an Exhibit to the Company's Registration Statement on Form S-3 (File No. 33-76456) and
              incorporated herein by reference).
      4.15   Specimen 12% Convertible Subordinated Note due 2001 (previously filed with the SEC as an Exhibit to the Company's Registration Statement on Form S-3 (File No. 33-76456) and incorporated herein by reference).
      4.16   Registration Rights Agreement (previously filed with the SEC as an Exhibit to the Company's
              Registration Statement on Form S-3 (File No. 33-76456) and incorporated herein by reference).
      5.1    Legal Opinion of Winston & Strawn regarding the validity of the issuance of the 13 1/4% First
              Mortgage Notes due 2004 (to be filed by amendment).
      9.1    Pratt Voting Trust Agreement dated as of May 5, 1992 by and between John Biggs Pratt, Sr. and
              Stephanie Pratt (previously filed with the SEC as an Exhibit to the Company's Registration
              Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.1    Lease dated August 1, 1992 by and between Edward McPike d/b/a Grand Properties and Alton Riverboat
              Gambling Partnership (previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).

  EXHIBIT
  NUMBER                                                 DESCRIPTION
- -----------  ---------------------------------------------------------------------------------------------------
     10.2    Bond and Easement Agreement dated as of April 18, 1991 by and between the Alton Riverboat Gambling
              Partnership and the City of Alton, Illinois (previously filed with the SEC as an Exhibit to the
              Company's Registration Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.3    Employment Agreement by and between the Company and J. Thomas Long (previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).
     10.4    Employment Agreement by and between the Company and Patsy S. Hubbard (previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).
     10.5    Stock Option Plan (previously filed with the SEC as an Exhibit to the Company's Registration
              Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.6    Form of Indemnification Agreement (previously filed with the SEC as an Exhibit to the Company's
              Registration Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.7    Director Option Plan (previously filed with the SEC as an Exhibit to the Company's Registration
              Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.8    Argosy Gaming Company Savings Plan (previously filed with the SEC as an Exhibit to the Company's
              Form 8-K dated March 10, 1994 and incorporated herein by reference).
     10.9    Letter Agreement dated as of January 28, 1993 by and between L. Thomas Lakin and the Alton
              Riverboat Gambling Partnership (previously filed with the SEC as an Exhibit to the Company's
              Registration Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.10   Letter Agreement dated as of January 28, 1993 by and between the Alton Riverboat Gambling
              Partnership and H. Steven Norton (previously filed with the SEC as an Exhibit to the Company's
              Registration Statement on Form S-1 (File No. 33-55878) and incorporated herein by reference).
     10.11   Letter Agreement dated March 29, 1995 by and between Floyd C. Warmann and the Company (previously filed with the SEC as an exhibit to the Company's Form 10-K for the year ended December 31, 1994 dated March 31, 1995 and incorporated herein by reference).
     10.12   Agreement to Purchase Stock dated January 30, 1995 by and among the Company, Jazz Enterprises, Inc.
              and the signatory shareholders of Jazz Enterprises, Inc. (previously filed with the SEC as an
              Exhibit to the Company's Form 10-K for the year ended December 31, 1994 and incorporated herein by reference).
     10.13   Contract dated June 7, 1993 by and among the City of Riverside, Missouri, The Missouri Gaming
              Company and the Company, together with amendments thereto (previously filed with the SEC as an
              Exhibit to the Company's Form 8-K dated March 10, 1994 and incorporated herein by reference).
     10.14   Second Amended and Restated Agreement of Limited Partnership dated February 21, 1996 of Indiana
              Gaming Company, L.P. (previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).

  EXHIBIT
  NUMBER                                                 DESCRIPTION
- -----------  ---------------------------------------------------------------------------------------------------
     10.15   Management Agreement dated April 11, 1994 by and between Indiana Gaming Company, L.P. and The
              Indiana Gaming Company, as amended by Amendment No. 1 to Management Agreement dated February 21,
              1996 (previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ended
              December 31, 1995 and incorporated herein by reference).
     10.16   Affirmation of Limited Parent Guaranty of Argosy Gaming Company in favor of the partners of Indiana
              Gaming Company, L.P. dated February 21, 1996 (previously filed with the SEC as an Exhibit to the
              Company's Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).
     10.17   Vessel Construction Contract by and between Service Marine Industries, Inc. and Indiana Gaming
              Company, L.P. dated as of November 14, 1995 (previously filed with the SEC as an Exhibit to the
              Company's Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).
     10.18   Riverboat Gaming Development Agreement between the City of Lawrenceburg, Indiana and Indiana Gaming
              Company, L.P. dated as of April 13, 1994 as amended by Amendment Number One to Riverboat
              Development Agreement between the City of Lawrenceburg, Indiana and Indiana Gaming Company, L.P.
              dated as of December 28, 1995 (previously filed with the SEC as an Exhibit to the Company's Form
              10-K for the year ended December 31, 1995 and incorporated herein by reference).
     10.19   Guaranty of Development Agreement dated as of April 13, 1994 by the Company in favor of the City of
              Lawrenceburg (previously filed with the SEC as an Exhibit to the Company's Form 10-K for the year ended December 31, 1995 and incorporated herein by reference).
     10.20   Charter Agreement dated October 27, 1994 by and between President Riverboat Casino-New York, Inc.
              and The Missouri Gaming Company (previously filed with the SEC as an Exhibit to the Company's Form
              10-K for the year ended December 31, 1994 and incorporated herein by reference).
     12.1 *  Statement re Computation of Earnings to Fixed Charges.
     21   *  List of Subsidiaries.
     23.1 *  Consent of Ernst & Young LLP.
     23.2 *  Consent of Grant Thornton LLP.
     24   *  Powers of Attorney of certain directors.
     25.1 *  Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of 1939 of
              First National Bank of Commerce, as Trustee under the Indenture relating to the 13 1/4% First
              Mortgage Notes due 2004.
     99.1 *  Form of Letter of Transmittal.
     99.2 *  Form of Notice of Guaranteed Delivery.
     99.3 *  Form of Letter to Securities Dealers, Commercial Banks, Trust Companies and Other Nominees.
     99.4 *  Form of Letter to Clients.
     99.5 *  Guidelines for Certification of Taxpayer Identification Number on Form W-9.


- ------------


* previously filed with the SEC as an Exhibit to this Registration Statement on Form S-4 (File No. 333-7299).

    (b)Financial Statement Schedules

    None.
    All schedules are omitted because the required information is not present in amounts sufficient to require submission of the schedule or because the information required is included in the financial statements or notes thereto.

ITEM 22.  UNDERTAKINGS

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and win be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that:

       (1) For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

       (2) For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and this offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) For the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to
    Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

    The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.


                                          ARGOSY GAMING COMPANY

                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long
                                                   CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             Chief Executive Officer and Director
     -------------------------------------                                                     July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Executive Vice President, Chief
     -------------------------------------        Financial Officer (Principal                 July 16, 1996
                Joseph G. Uram                    Accounting Officer)

               /s/ EDWARD F. BRENNAN*
     -------------------------------------       Director
               Edward F. Brennan

               /s/ GEORGE L. BRISTOL*
     -------------------------------------       Director
               George L. Bristol

                 /s/ F. LANCE CALLIS*
     -------------------------------------       Director
                F. Lance Callis

               /s/ WILLIAM F. CELLINI*
     -------------------------------------       Director
              William F. Cellini

              /s/ JIMMY F. GALLAGHER*
     -------------------------------------       Director
              Jimmy F. Gallagher

                /s/ WILLIAM McENERY*
     -------------------------------------       Director
                William McEnery

               /s/ JOHN B. PRATT, SR.*
     -------------------------------------       Director
              John B. Pratt, Sr.

         *By:       /s/ J. THOMAS LONG
       --------------------------------
                  J. Thomas Long
                 ATTORNEY-IN-FACT
                   July 16, 1996

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          ALTON GAMING COMPANY



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          ARGOSY OF LOUISIANA, INC.



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          CATFISH QUEEN PARTNERSHIP IN
                                            COMMENDAM



                                          By: Argosy of Louisiana, Inc.
                                          Its: General Partner



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                                                 President (Principal Executive Officer) of
                  /s/ J. THOMAS LONG              Argosy of Louisiana, Inc., the general
     -------------------------------------        partner of Catfish Queen Partnership in      July 16, 1996
                J. Thomas Long                    Commendam

                                                 Treasurer (Principal Financial Officer and
                  /s/ JOSEPH G. URAM              Principal Accounting Officer) of Argosy of
     -------------------------------------        Louisiana, Inc., the general partner of      July 16, 1996
                Joseph G. Uram                    Catfish Queen Partnership in Commendam

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          THE INDIANA GAMING COMPANY



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          IOWA GAMING COMPANY



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          JAZZ ENTERPRISES, INC.



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          THE MISSOURI GAMING COMPANY



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Alton, State of Illinois on July 16, 1996.



                                          THE ST. LOUIS GAMING COMPANY



                                          By:         /s/ J. THOMAS LONG

                                             -----------------------------------
                                                       J. Thomas Long


                                                          PRESIDENT



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement has been signed by the following persons on the dates and in the capacities indicated.



                   SIGNATURE                                        TITLE                          DATE
- -----------------------------------------------  -------------------------------------------  ---------------

                  /s/ J. THOMAS LONG             President and Sole Director (Principal
     -------------------------------------        Executive Officer)                           July 16, 1996
                J. Thomas Long

                  /s/ JOSEPH G. URAM             Treasurer (Principal Financial Officer and
     -------------------------------------        Principal Accounting Officer)                July 16, 1996
                Joseph G. Uram